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                                                                      EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, David M. Brain, President and Chief Executive Officer of Entertainment Properties Trust (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Report"). I hereby certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.

                                          /s/ David M. Brain
                                          --------------------------------------
                                          David M. Brain
                                          President and Chief Executive Officer

Date: August 3, 2004

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Fred L. Kennon, Vice President and Chief Financial Officer of Entertainment Properties Trust (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Report"). I hereby certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.

                                                /s/ Fred L. Kennon
                                                --------------------------------
                                                Fred L. Kennon
                                                Vice President and Chief
                                                  Financial Officer

Date: August 3, 2004